UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 25, 2005

The Dayton Power and Light Company.
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-2385	31-0258470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events

On October 25, 2005, The Dayton Power and Light Company, a subsidiary of DPL Inc., (the “Company”) issued a press release announcing that the Company was sending sixteen employees, six bucket trucks, one digger truck and extra supplies to Florida to assist with restoration efforts in the aftermath of Hurricane Wilma.  Additionally, the Company announced that it was making available thirty line clearance workers normally under contract with the Company to assist in clearing trees and debris from damaged power lines.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 (c).          Exhibits.

                99.1         Press Release of The Dayton Power and Light Company, dated October 25, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company

Date: October 27, 2005	/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of The Dayton Power and Light Company, dated October 25, 2005.	E